QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 16, 2002

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-800-411-4932

Item 5. Other Events

  Wells Fargo & Company is placing on file as Exhibit 99 a copy of the Company's financial results for the quarter ended March 31, 2002. The Company's unaudited consolidated financial statements for the quarter ended March 31, 2002, including additional analyses, will be filed as part of the Company's Quarterly Report on Form 10-Q.

Item 7. Exhibits

        (c) Exhibits

3	Certificate of Designations for the Company's 2002 ESOP Cumulative Convertible Preferred Stock
99	Wells Fargo & Company's financial results for the quarter ended March 31, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 16, 2002	WELLS FARGO & COMPANY
	By:	/s/ LES L. QUOCK Les L. Quock Senior Vice President and Controller

QuickLinks

  Item 5. Other Events
  Item 7. Exhibits
SIGNATURE